Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Scudder Micro Cap Fund, a series of Scudder MG Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





November 24, 2003                                      /s/Richard T. Hale
                                                       Richard T. Hale
                                                       Chief Executive Officer
                                                       Scudder Micro Cap Fund, a
                                                       series of Scudder MG
                                                       Investment Trust


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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Scudder Micro Cap Fund, a series of Scudder MG Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





November 24, 2003                                 /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder Micro Cap Fund, a
                                                  series of Scudder MG
                                                  Investment Trust